SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

	Date of report (Date of earliest event reported)	November 22, 2000

AXYN CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

		SEC  0-26967					95-4754179
	(Commission File Number)		(IRS Employer Identification Number)

2 Gurdwara  Road, Suite 208
Nepean, Ontario Canada
K2E 1A2
	(Address of Principal Executive Office)		(Zip Code)

(613) 727-2996
(Registrant's Telephone Number, Including Area Code)

Item 4. Resignations of Registrant's Directors.

	Effective November 22, 2000, D. Scott Feagan resigned as a director of the Company.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXYN CORPORATION

By /s/ Scott Feagan, President

December 4, 2000